Exhibit 10.1

SIXTEENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AND
LIMITED CONSENT

THIS SIXTEENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED CONSENT (this “Amendment”), effective as of the 2nd day of April, 2013 (the “Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the lenders party hereto (the “Lenders”) and BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated April 13, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it is negotiating to sell 100% of the Equity Interests of Eagle Ford Hunter, Inc. to Penn Virginia Oil & Gas Corporation, a Virginia corporation (the “Purchaser”), pursuant to that certain Stock Purchase Agreement (the “Eagle Ford Sale Agreement”), by and among the Borrower, the Purchaser and Penn Virginia Corporation, a Virginia corporation (“PVA”);

WHEREAS, the sale contemplated by the Eagle Ford Sale Agreement (the “Eagle Ford Sale”) is not permitted under Section 9.11(d) of the Credit Agreement because a portion of the consideration therefor may consist of common stock of PVA (the “PVA Stock”);

WHEREAS, as a result of the anticipated inclusion of the PVA Stock in the consideration to be paid to Borrower upon consummation of the Eagle Ford Sale, the entering into of the Eagle Ford Sale Agreement by the Borrower and the consummation of the Eagle Ford Sale constitutes an Investment under the Credit Agreement, which Investment is not permitted under Section 9.05 of the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders (a) waive Section 9.11(d) of the Credit Agreement to the limited extent necessary to permit the Borrower to enter into the Eagle Ford Sale Agreement and consummate the Eagle Ford Sale and (b) agree to amend the Credit Agreement to permit the ownership and future disposition by the Borrower of the PVA Stock;

WHEREAS, said parties are willing to so waive and amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

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1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.                                      Limited Consent and Waiver.  Subject to the terms and conditions set forth herein, the undersigned Lenders hereby waive subsection (1) of Section 9.11(d) of the Credit Agreement to the limited extent necessary to permit the Borrower to consummate the Eagle Ford Sale, provided the following conditions have been satisfied:

(a)                                 the Eagle Ford Sale shall be consummated substantially consistent with the terms and conditions of the Eagle Ford Sale Agreement, without waiver or amendment of any material terms thereof not otherwise approved by the Administrative Agent (such approval not to be unreasonably withheld);

(b)                                 no Event of Default shall exist before or immediately after giving effect to the Eagle Ford Sale;

(c)                                  the Borrower shall have delivered a certificate of a Responsible Officer certifying that the consideration received in respect of the Eagle Ford Sale is equal to or greater than the fair market value of the assets that are the subject of the Eagle Ford Sale; and

(d)                                 the conditions set forth in subsections (2), (3) and (4) of Section 9.11(d) of the Credit Agreement shall be satisfied.

3.                                      Amendments to Credit Agreement.

(a)                                 Amendment to Section 9.05.  Section 9.05 of the Credit Agreement is hereby amended to delete the word “and” at the end of subsection (s) thereof, delete the period at the end of subsection (t) thereof and replace said period with a semicolon and the word “and” and add the following new subsection (u) to the end of said Section 9.05:

“(u)                           Investments in the common stock of Penn Virginia Corporation received by the Borrower as a portion of the consideration for the sale of the Equity Interests of Eagle Ford Hunter, Inc. to Penn Virginia Oil & Gas Corporation, in an aggregate amount not to exceed the lesser of (i) $40,000,000 and (ii) ten percent (10%) of the total consideration to be paid to the Borrower in connection with such sale, measured on the date of execution of the stock purchase agreement in respect thereof; provided that this subsection (u) shall cease to be effective from and after the sale, transfer or disposition of all of such Investments by the Borrower.”

(b)                                 Amendment to Section 9.11.  Section 9.11 of the Credit Agreement is hereby amended to restate subsection (h) thereof in its entirety as follows:

“(h)                           the sale, transfer or disposition of the Investments described in subsections (t) and (u) of Section 9.05;”.

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4.                                      Ratification.  Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

5.                                      Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date), (d) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

6.                                      Conditions to Effectiveness.  This Amendment shall be effective on the Effective Date upon satisfaction of the following conditions:

(a)                                 the Borrower, the Guarantors and the Required Lenders shall have executed and delivered to the Administrative Agent counterparts of this Amendment; and

(b)                                 the Borrower shall have paid to the Administrative Agent and the Lenders all fees and expenses that are due in connection with this Amendment.

7.                                      Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

8.                                      Governing Law.  This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

9.                                      Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this

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Amendment.  Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES
CORPORATION, a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

GUARANTORS:

PRC WILLISTON, LLC,
a Delaware limited liability company

By:	Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:	Magnum Hunter Resources GP, LLC,
its general partner

	By:	Magnum Hunter Resources Corporation,
its sole member

		By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

Signature Page to Sixteenth Amendment to Credit Agreement

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:		Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

EAGLE FORD HUNTER, INC.,
a Colorado corporation

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Secretary

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

NGAS HUNTER, LLC

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

Signature Page to Sixteenth Amendment to Credit Agreement

MHR CALLCO CORPORATION,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

MHR EXCHANGECO CORPORATION,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

WILLISTON HUNTER CANADA, INC.,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

WILLISTON HUNTER INC.,
a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

Signature Page to Sixteenth Amendment to Credit Agreement

WILLISTON HUNTER ND, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

BAKKEN HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President

MAGNUM HUNTER MARKETING, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Treasurer

VIKING INTERNATIONAL RESOURCES CO., INC.,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Treasurer

Signature Page to Sixteenth Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
Gumaro Tijerina
Director

Signature Page to Sixteenth Amendment to Credit Agreement

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Nancy M. Mak
Name:	Nancy M. Mak
Title:	Senior Vice President

Signature Page to Sixteenth Amendment to Credit Agreement

LENDER:

CITIBANK, N.A.

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice-President

Signature Page to Sixteenth Amendment to Credit Agreement

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Calli S. Hayes
Name:	Calli S. Hayes
Title:	Managing Director

By:	/s/ Eric Pratt
Name:	Eric Pratt
Title:	Director

Signature Page to Sixteenth Amendment to Credit Agreement

LENDER

ROYAL BANK OF CANADA

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

Signature Page to Sixteenth Amendment to Credit Agreement

LENDER:

UBS LOAN FINANCE LLC

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

Signature Page to Sixteenth Amendment to Credit Agreement

LENDER

ABN AMRO CAPITAL USA LLC

By:	/s/ Urvashi Zutshi
Name:	Urvashi Zutshi
Title:	Managing Director

By:	/s/ David L. Montgomery
Name:	David L. Montgomery
Title:	Director

Signature Page to Sixteenth Amendment to Credit Agreement

LENDER

BANK OF AMERICA, N.A.

By:	/s/ Jason Zilewicz
Name:	Jason Zilewicz
Title:	Assistant Vice President

Signature Page to Sixteenth Amendment to Credit Agreement

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

Signature Page to Sixteenth Amendment to Credit Agreement

LENDER:

SUNTRUST BANK

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

Signature Page to Sixteenth Amendment to Credit Agreement

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ H. Brock Hudson
Name:	H. Brock Hudson
Title:	Senior Vice President

Signature Page to Sixteenth Amendment to Credit Agreement

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Vice President

By:	/s/ Wei-Jen Yuan
Name:	Wei-Jen Yuan
Title:	Associate

Signature Page to Sixteenth Amendment to Credit Agreement

LENDER:

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature Page to Sixteenth Amendment to Credit Agreement